Exhibit 99.1

Worksport Secures Key Certifications for COR™ System; Clearing Path to “Big Box” Retail in Q1 2026

Transport and Federal Approvals Now in Hand; UL Safety Certifications on Track to Finalize Q1 2026

West Seneca, New York, February 19, 2026 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based technology and manufacturing company focused on clean energy solutions and automotive accessories for consumer and reseller channels, is pleased to announce a significant milestone in the commercialization of its innovative COR™ Portable Energy System, clearing the product for global transport and federal sale requirements. Final UL and CSA safety certifications are expected in Q1 2026, finalizing major retail compliance standards and enabling large-scale B2B, distributor, and national retail sales opportunities.

Validating the Worksport COR™: A Fortress of Compliance

The Worksport COR system, an advanced modular portable power station, is expected to now meet the rigorous testing standards essential for mass-market sales and transport within Q1 2026. While some lower-cost competitors bypass these stringent safety protocols, Worksport has prioritized compliance to ensure the COR system is eligible for sale on major retail shelves and safe for unrestricted transport.

The certifications secured and/or finalized include key standards for battery safety, electromagnetic compatibility, and hazardous goods transport.

Certifications Achieved (Supply Chain & Federal Operation):

●	UN38.3+ MSDS + DGM965 (Sea Shipping & Dangerous Goods): Essential for the safe, legal transport of lithium batteries by air, sea, and rail. This clears major supply chain bottlenecks and allows unrestricted global shipping.
●	FCC sDoC & ISED sDoC (Battery Pack & COR Hub): Ensures no electromagnetic interference with other devices. This is a mandatory federal requirement for selling consumer electronics in the United States and Canada.
●	CA Prop. 65 & TSCA (Main Battery & COR Hub): Confirms compliance with strict environmental, chemical, and hazardous substance restrictions. This mitigates the Company’s liability and now allows sales in highly regulated, high-volume markets like California.

Certifications in Final Stages (Expected Q1 2026 - Retail Safety & Efficiency):

●	UL 2743 / UL 1741 & UL 2054 / CSA 62133-1: The gold standard for portable power packs and lithium-ion battery safety. Achieving UL listing is a primary gatekeeper requirement for placing products on the shelves of certain national “Big Box” retailers.
●	DOE / CEC & NR CAN: Confirms the COR Hub meets stringent U.S. Department of Energy, California Energy Commission, and Natural Resources Canada efficiency mandates, a prerequisite for grid compliance and certain government contracts.

Strategic Implications: Opening the Door to Major Retail

“Securing these certifications is not merely a technical formality; it is a commercial necessity that separates enterprise-grade products from the rest of the pack,” said Steven Rossi, CEO of Worksport. “With transport and federal approvals now in hand, our supply chain is fully active. The imminent completion of our UL and efficiency certifications in Q1 will be the final key to targeting certain major B2B and ‘Big Box’ retail partnerships, as these institutions require strict safety validations before placing a single purchase order.”

The COR + SOLIS Nano-Grid Advantage

This announcement follows the Company’s recent 2026 Business Update, which confirmed that the COR system and the SOLIS Solar Tonneau Cover are now shipping. When paired, these products form a unique “Nano-Grid”—allowing pickup truck owners to generate power from the sun (SOLIS) and store it in a modular, portable battery (COR) that can be removed and used anywhere, from jobsites to campsites.

With compliance secured, Worksport is now aggressively moving forward with its B2B expansion strategy, including active discussions with OEM partners, large corporate fleets, and the potential onboarding of master warehouse distributors to scale availability across the United States.

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Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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